Exhibit 31.1

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Bryan Lewis, certify that:

1.	I have reviewed this annual report on Form 10-K/A of Intellicheck, Inc.

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:	June 17, 2022		/s/ Bryan Lewis
		Name:	Bryan Lewis
		Title:	Chief Executive Officer and Director